UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2016

McGraw-Hill Global Education Intermediate Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-193697-01	80-0899362
(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

(646) 766-2626
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 18, 2016, McGraw-Hill Global Education Holdings, LLC (“MHGE”) and McGraw-Hill Global Education Finance, Inc. (together with MHGE, the “Issuers”), two wholly owned subsidiaries of McGraw-Hill Global Education Intermediate Holdings, LLC (the “Registrant”), commenced a cash tender offer (the “Tender Offer”) and a consent solicitation (the “Consent Solicitation”) with respect to all of the Issuers’ outstanding $800,000,000 aggregate principal amount of 9.75% First-Priority Senior Secured Notes due 2021 (the “Notes”), pursuant to the Offer to Purchase and Consent Solicitation Statement dated April 18, 2016 (the “Offer to Purchase”) and the related Consent and Letter of Transmittal (together, the “Offer Documents”).

As of 5:00 p.m., New York City time, on April 29, 2016, holders of $522,269,000 aggregate principal amount of Notes (representing approximately 65.28% of the outstanding Notes) (the “Early Tendered Notes”) had tendered their Notes into the Tender Offer and given their consents to the “Proposed Amendments” (as defined in the Offer to Purchase) in the Consent Solicitation. As a result, the Requisite Consents (as defined in the Offer to Purchase) for the elimination of substantially all of the restrictive covenants (and certain events of default) in the indenture governing the Notes have been received. The Issuers expect to enter into the Supplemental Indenture (as defined in the Offer to Purchase) relating to such amendments promptly.

The Issuers expect to accept for payment and settle the Early Tendered Notes on May 4, 2016.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.
(d) - Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release dated April 29, 2016

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

McGraw-Hill Global Education Intermediate Holdings, LLC
By:	/s/ David Stafford
Name: David Stafford
Title: Senior Vice President and General Counsel

 Dated: April 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 29, 2016